SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       ACTION PRODUCTS INTERNATIONAL, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
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Notes:

                       ACTION PRODUCTS INTERNATIONAL, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2001

TO OUR SHAREHOLDERS:

         The Annual Meeting of the Shareholders of Action Products International, Inc. (the "Company") will be held at the offices of the Company at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 on Friday, May 25, 2001, at 11:30 a.m., to consider and vote upon the following proposals, all of which are more completely set forth in the accompanying Proxy Statement:

1.   Elect three directors as Class I Directors to serve a two-year term.

2.   To transact such other business as may properly come before the meeting.

         The Board of Directors has established April 6, 2001 as the record date for the Annual Meeting and only shareholders of record at the close of business on that date will be entitled to vote at the meeting. A form of proxy and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000 are enclosed.

         Your vote is important. Whether or not you expect to attend the meeting, please read the accompanying Proxy Statement and complete, sign, date and return the accompanying proxy in the enclosed postage paid envelope at your earliest convenience. You may revoke your proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying Proxy Statement.

                                      BY ORDER OF THE BOARD OF DIRECTORS
                                      ACTION PRODUCTS INTERNATIONAL, INC.


                                      ------------------------------------------
                                      Timothy L. Young
                                      Secretary


Orlando, Florida
April 20, 2001

                       ACTION PRODUCTS INTERNATIONAL, INC.
                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                              FRIDAY, MAY 25, 2001
                                   11:30 A.M.

                                CORPORATE OFFICES
                             390 NORTH ORANGE AVENUE
                             21ST FLOOR, SUITE 2185
                                ORLANDO, FLORIDA

                               GENERAL INFORMATION
This Proxy Statement is furnished to shareholders of Action Products International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the 2001 Annual Meeting of Shareholders of the Company and any adjournment or postponement thereof (the "Meeting"). The time and place of the Meeting are noted above. This Proxy Statement and enclosed form of Proxy were first sent to shareholders on or about April 20, 2001. The Company's Annual Report for the year ended December 31, 2000, including audited financial statements, is also enclosed.

The Board of Directors of the Company is soliciting proxies so that each shareholder is given an opportunity to vote. These proxies enable shareholders to vote on all matters that are scheduled to come before the Meeting. When proxies are returned properly executed, the Proxy Committee will vote the shares represented thereby in accordance with the shareholders' directions. The Proxy Committee is composed of Judith H. Kaplan, Director and Timothy L. Young, Secretary and Chief Financial Officer of the Company, who will vote all shares of common stock represented by proxies

Shareholders are urged to specify their choices by marking the enclosed proxy; if no choice has been specified, the shares will be voted FOR the election of the three nominees as directors. The proxy also confers upon the Proxy Committee discretionary authority to vote the shares represented thereby on any other matter that may properly be presented for action at the Meeting, although the Board of Directors currently knows of no other proposals or business to be presented.

Votes cast by proxy or in person at the Meeting, which will be tabulated by an Inspector of Elections, who will determine whether or not a quorum is present. It is currently expected that the Company's accountants, Moore Stephens Lovelace, will serve as the Inspector of Elections. The presence at the Meeting, in person or by proxy, of the holders of a majority of the Company's outstanding shares of common stock as of the record date will constitute a quorum. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A broker"non-vote" occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner.

In the election of directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes for such individual.

The principal offices of the Company are located at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 and its telephone number is (407) 481-8007.

                    SECURITIES OUTSTANDING AND VOTING RIGHTS
Only holders of shares of the Company's common stock of record at the close of business on April 6, 2001 will be entitled to vote at the Meeting. On the record date, 2,116,300 shares of the Company's common stock were issued and outstanding.

Each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Approval of each of the matters to be acted upon at the Meeting will require a majority of the votes cast at the meeting to be cast in favor of the matter, except that directors will be elected by a plurality of the votes cast.

A list of the shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Company, 390 North Orange Avenue, Suite 2185, Orlando, Florida for inspection by any shareholder during regular business hours for ten day prior to the date of the Meeting.

Officers and directors of the Company currently beneficially own approximately 73.6% of the Company's outstanding shares of common stock. See "Security Ownership of Management and Principal Shareholders." Accordingly, approval of the nominees for directors and any other matters presented at the Meeting is virtually assured.

                             REVOCABILITY OF PROXIES
Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary of the Company, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy request in person at the Meeting, but if not so revoked, the shares represented by such proxy will be voted.

                          MANAGEMENT/BOARD OF DIRECTORS
The executive officers and directors of the Company are as follows:

                NAME                 AGE                          POSITION
                ----                 ---                          --------

         Ronald S. Kaplan             35           Chairman of the Board of Directors, Chief Executive Officer
         Ronald Tuchman               65           President & Chief Operating Officer, Director

         Timothy L. Young             38           Chief Financial Officer & Secretary

         Lawrence Bernstein           60           Director

         Judith Kaplan                62           Director

         Marvin Smollar               55           Director

RONALD S. KAPLAN, Chairman of the Board and Chief Executive Officer. From January 1996 to February 2001 Mr. Kaplan held the position as President. Mr. Kaplan served as Executive Vice President and Chief Operating Officer prior to becoming President and Chief Executive Officer in January 1996. He is the son of the founder/director Judith Kaplan.

RONALD TUCHMAN, President and Chief Operating Officer since February 2001 and Director since August 1998. Mr. Tuchman is a respected member of the toy industry with over 30 years of experience in all retailing aspects of the toy industry. As of February 2001, Mr. Tuchman joined the Company as President. Prior to joining the Company's Board, Mr. Tuchman most recently served as Chairman of the Board, Chief Executive Officer and a Director of Imaginarium, an "upscale" educational specialty toy store chain. In addition to other professional accomplishments, Tuchman was employed by Toys "R" Us for nearly 25 years, where he held several positions, including Senior Vice President, and is widely known within the Toy Industry as one of Toys"R"Us founding fathers. Mr. Tuchman attended Roosevelt University in Chicago where he majored in advertising and marketing.

TIMOTHY L. YOUNG, Chief Financial Officer and Corporate Secretary, is a graduate of the Baylor University with Bachelor of Business Administration degrees in Accounting and Finance. Mr. Young joined the Company in February of 2000. Prior to joining the Company, Mr. Young was a financial consultant for various companies. His services included Joint Ventures, Mergers & Acquisitions, consolidations of operations to international banking relations. From the beginning of 1994 to 1996, Mr. Young was Vice President, Chief Financial Officer & Treasurer of Brown & Brown, Inc. a $150 million publicly held NYSE listed company. He was previously with the Certified Public Accounting firm of Pricewaterhouse Coopers LLP.

LAWRENCE BERNSTEIN, Director since September 1999. Mr. Bernstein is a key figure in the toy industry. For twenty years Mr. Bernstein held several positions with the Hasbro Corporation. Prior to leaving Hasbro in 1995 Mr. Bernstein was the President of the flagship Hasbro Toy Division and Executive Vice President of Hasbro, Inc. Mr. Bernstein holds a Bachelor of Science degree in Business Administration from Boston University with emphasis in Marketing & Economics.

JUDITH KAPLAN, Company Founder and Director since 1980, served as Chair of the Board of Directors of the Company since its incorporation in 1980 until December 31, 1995. Ms. Kaplan was President (`80-'87), Secretary (`80-`97), Chief Executive Officer (`80-'95), Chief Financial Officer (`80-`98) and Treasurer (`80-'91) of the Company. She is the mother of Ronald Kaplan.

MARVIN SMOLLAR, Director, since September 2000. Mr. Smollar is President and co-founder of Delray Capital Corporation, an investment management company specializing in derivative securities. Previously, Mr. Smollar was founder, president, CEO and Chairman of Marchon, Inc. -- an international toy manufacturing and marketing company which was acquired by Empire of Carolina, an American Stock Exchange company. Prior to that, he was founder, President and Chief Executive Officer of Kidco, Inc., a toy manufacturing and marketing company that merged with another toy company and then took the company public, listed on the New York Stock Exchange.

During fiscal 2000, the Board of Directors held four meetings. No Director participated in fewer than 75% of the aggregate of the total number of meetings of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS
The Company has two board committees - the Audit Committee and the Nominating Committee. Current members of the committees are named below, with the chairman of each committee indicated with an asterisk.

                  AUDIT COMMITTEE                    NOMINATING COMMITTEE

                  Marvin Smollar*                    Lawrence Bernstein*
                  Lawrence Bernstein                          Ronald Kaplan

The Audit Committee is charged with exercising the power and authority of the Board of Directors in the administration and review of (1) the quality and integrity of the Company's financial statements, (2) compliance by the Company with regulatory requirements and (3) the independence and performance of the Company's external and internal auditors. During fiscal 2000, the Audit Committee met three times and each member attended at least 75% of said meetings.

The Nominating Committee is charged with exercising the power and authority of the Board of Directors to consider and nominate candidates for election as directors of the Company. Shareholders may make nominations for the election of directors by delivering notice in writing to the Secretary of the Company in accordance with the instructions contained in Article XVII of the Company's Bylaws. During fiscal 2000, the Nominating Committee were held three meetings and each member attended at least 75% of said meetings.

DIRECTOR COMPENSATION. Directors who are full-time employees of the Company receive no additional compensation for services rendered as members of the Company's Board or any committee thereof. Directors who are not full-time employees of the Company receive $2,500 per year, $500 for each Board meeting attended in person, and $250 for each Company Board meeting attended telephonically. In addition, from time to time the Company may grant incentive stock options with an exercise price greater than the market value of the underlying stock to the directors for services rendered while serving on the Board. In the past outside directors were granted 10,000 shares under Stock Option Plan, for each year of service on the Board, above the market value of the shares as listed at the time of the grant.

                             EXECUTIVE COMPENSATION
The following table sets forth the aggregate compensation paid to Ronald S. Kaplan (the "Named Executive Officer") by the Company. None of the other executive officers of the Company were paid a total annual salary and bonuses of $100,000 or more. Except as set forth in the table below, no bonuses or other compensation was paid during the 2000, 1999, or 1998 fiscal years.

                                SUMMARY COMPENSATION TABLE
                                  Long Term Compensation
                                                                       Other
         Name and                                       Annual       Restricted
         Principal                     Salary           Bonus       Compensation
         Position         Year           ($)             ($)           ($)1
 -------------------------------------------------------------------------------
 Ronald Kaplan, CEO       2000        $105,000               $0       $6,000
                          1999        $100,000               $0       $6,000
                          1998        $100,000          $35,000       $6,000
 --------------------------
1  Includes value of use of automobile, vacation pay, sick pay.

Ron Kaplan was promoted to Chief Executive Officer and Chairman of the Board of Directors as of January 1, 1996. As of February 2001, Mr. Kaplan vacated his position as President of the Company to Ronald Tuchman. As of February 2001, Mr. Kaplan's annual salary is $130,000 plus the use of an automobile. Mr. Tuchman and Mr. Young's annual salary are $120,000 and $115,500, respectively plus auto allowances.

Mr. Tuchman became our President and Chief Operating Officer in February 2001. Pursuant to his three-year employment agreement, Mr. Tuchman's base compensation is $120,000 per year. In addition, Mr. Tuchman also received options to purchase 125,000 shares of our common stock at an exercise price of $1.75 per share.

In connection with his employment agreement, Mr. Tuchman also agreed to invest $200,000 in the Company in exchange for 114,266 shares of the Company's common stock at a purchase price of $1.75 per share.

OPTION GRANTS IN LAST FISCAL YEAR. The Company did not grant any options to the Named Executives during the fiscal year ended December 31, 2000.

Aggregated Option/Warrant Exercises and Year End Option/Warrant Values in Last
------------------------------------------------------------------------------
Fiscal Year
-----------

The following table sets forth the aggregate of options exercised in the year ended December 31, 2000 and the value of options held at December 31, 2000.

                 OPTION/WARRANT EXERCISES/OPTION/WARRANT VALUES

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-
                       SHARES                      OPTIONS/WARRANTS AT FISCAL    THE-MONEY OPTIONS/WARRANTS AT
                     ACQUIRED ON      VALUE                 YEAR END                    FISCAL YEAR END
      NAME          EXERCISE (#)   REALIZED ($)     EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
      ----          ------------   ------------     -------------------------      -------------------------
Ronald S. Kaplan          0             $0                  929,000/0                   $1,074,384/0(1)

(1) The dollar value was calculated by determining the difference between the fair market value at fiscal year-end of the common stock underlying the options/warrants and the exercise prices of the options/warrants. The last sale price of a share of the Company's common stock on December 31, 2000 as reported by Nasdaq was $1.875. Therefore the value of the unexercised warrants has been calculated. The unexercised options are out-of-the-money, so they have been excluded from this calculation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock to file with the Securities and Exchange Commission (the "SEC") and NASDAQ initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by the SEC regulations to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent (10%) beneficial owners were complied with, except that. Mr. Young inadvertently failed to file his initial statement of beneficial ownership on Form 3 on a timely basis and filed a report listing his acquisition of 2,000 shares of the Company's common stock on a Form 3 instead of a Form 4. The Company also believes that Mr. Smollar may have filed to file his initial statement of beneficial ownership on a Form 3 and Mr. Young, Mr. Tuchman and Mr. Bernstein may have failed to file Form 5's reporting the grant of options, exempt from Section 16(b). It also appears that Warren Kaplan and Judith Kaplan may have not timely filed Form 4's reporting their purchases of common stock in December 1999. The Form 4's are dated January 8, 2001, but they were not filed electronically on EDGAR until March 2001. The Company has retained counsel to assist its officers and directors in correcting any inadvertent or delinquent Section 16 filings.

EMPLOYEE STOCK OWNERSHIP PLAN. On April 23, 1984, the Company adopted an Employee Stock Ownership Plan ("ESOP"). The ESOP qualifies for special tax benefits under the Internal Revenue Code. Under the ESOP, the Company, at the discretion of its Board of Directors, may make an annual contribution to a trust that purchases the Company's stock from the Company for the benefit of employees who have completed at least 1,000 hours of work during the fiscal year. Employer contributions under the ESOP are allocated to each employee's account on a pro-rata basis according to the total compensation paid to, and the number of years of service by, all eligible employees. An employee becomes 100% vested in the ESOP following 5 years of plan eligibility. As of December 31, 2000, there were 23,256 shares of Common Stock held by the Company's ESOP trust.

401(K) PLAN. Effective October 3, 1986, the Company adopted a Voluntary 401(k) Plan. All employees are eligible for the plan. Employees who have worked for the Company for 18 months are currently eligible for a 34% match of their subsequent contributions. Benefits are determined annually. The lowest 66% of paid employees may contribute the lesser of 15% of their salary or the applicable maximum allowed by the Internal Revenue Code. The top 1/3 of employees cannot contribute a percentage greater than 15% of their compensation or 150% of the average contribution of the lowest 66% of paid employees to the applicable maximum allowed by the Internal Revenue Code. Employer contributions vest within three months and all contributions are held in individual employee accounts with an outside financial institution.

STOCK OPTION PLAN. To increase the officers, key employees and consultants interest in the Company and to align more closely their interests with the interests of the Company's shareholders, the Board of Directors, adopted a stock option plan called the "1996 Stock Option Plan" (the "Plan") on May 28, 1996. The Plan was subsequently ratified by a majority vote of the Company's shareholders.

Under the Plan, the Company has reserved an aggregate of 900,000 shares of common stock for issuance pursuant to options granted under the Plan. Plan Options are either (1) options qualifying as incentive stock options or (2) options that do not qualify - non-qualified options. Any incentive option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant. The exercise price of non-qualified options shall be determined by the Board of Directors or the Committee but shall in no event be less than 75% of the fair market value of the underlying shares on the date of the grant. As of December 31, 2000, there were 864,000 incentive options existing under the plan. No non-qualified options have been issued.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the number of shares of Common Stock beneficially owned by (i) each director of the Company, (ii) the executive officer named in the Summary Compensation Table, (iii) all directors and officers as a group and (iv) each shareholder known by the Company to be a beneficial owner of more than 5% of the Company's common stock as of December 31, 2000. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned and the address of each beneficial owner is c/o Action Products International, Inc., 390 North Orange Ave., 21st Floor, Orlando, Florida 32801. As of February 28, 2000, there were issued and outstanding 2,230,722 shares of Common Stock.

                          TABLE OF BENEFICIAL OWNERSHIP
                          -----------------------------

                                             Amount and Nature of Beneficial
         Name                                         Ownership                                 Percent
         ----                                         ---------                                 -------

         Ronald S. Kaplan                             1,202,317 1                                38.1%

         Ronald Tuchman                                 319,286 2                                13.1%

         Judith Kaplan                                1,048,827 3                                43.1%

         Warren Kaplan                                1,048,827 4                                43.1%

         Lawrence Bernstein                              20,000 5                                  .9%

         Marvin Smollar                                  10,000 6                                  .4%

          All Directors and Officers
          as a Group (6 persons, Directors
          and 5% owners shown above)                  2,756,430 7                                73.6%

-------------------
1 Includes immediately exercisable options to purchase 100,000 shares at $3.50 per share and immediately exercisable warrants to purchase 829,000 shares of Common Stock at $0.579.

2 Includes immediately exercisable options to purchase 80,000 shares at $3.50 per share and 125,000 shares at $1.75.

3 Includes immediately exercisable options to purchase 100,000 shares at $3.50 per share. Also includes 23,256 shares held as Trustee of the Company's Employee Stock Ownership Plan Trust and 411,212 shares and 100,00 options exercisable at $3.50 per share held by her husband. Ms. Kaplan disclaims beneficial ownership of her husband's shares.

4 Includes immediately exercisable options to purchase 100,000 shares at $3.50 per share. Also includes 23,256 shares held as Trustee of the Company's Employee Stock Ownership Plan Trust and 414,359 shares and 100,00 options exercisable at $3.50 per share held by his wife. Mr. Kaplan disclaims beneficial ownership of his wife's shares.

5 Includes immediately exercisable options to purchase 20,000 shares at $3.50 per share.

6 Includes immediately exercisable options to purchase 10,000 shares at $2.50 per share.

7 Includes immediately exercisable warrants to purchase 829,000 shares warrants to purchase and immediately exercisable options to purchase 685,000 shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
On November 29, 1999, Ronald S. Kaplan, Judith Kaplan, Warren Kaplan and Elissa Kaplan exercised options to acquire an aggregate of 388,000 shares of the Company's common stock at an exercise price of $1.39 per share. Elissa Kaplan is the sister of Ronald Kaplan. The value realized by each of the Kaplan's on the exercise of their options was was $208,900, $49,880, $49,880 and $24,940. Each member of the Kaplan family paid for their options by giving the Company a promissory notes. The amounts of the promissory notes were as follows: Ronald Kaplan - a promissory note in the amount of $335,000, Judith Kaplan and Warrren Kaplan - promissory notes in the amount of $79,960 each and Elissa Kaplan - a promissory note in the amount of $39,980. The Kaplan family's exercise of these options and the payment for the options with promissory notes was approved by a majority of the disinterested members of the Company's Board of Directors.

                             AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring (1) the quality and integrity of the Company's financial statements, (2) the Company's compliance with regulatory requirements and (3) the independence and performance of the Company's independent and internal auditors. Among other responsiblities, we review, in our oversight capacity, the Company's annual financial statemenst with both managment and the independent auditors and we meet periodically with the independent and internal auditors to consider their evaluation of the Company's financial and internal controls. We also recommend to the Board of Directors the selection of the Company's independent auditors. Our Committee is composed of two non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Each committee members is independent as defined by the NASDAQ Small Cap listing standards. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A.

In discharging our duties, we have met with and held discussions with management and the Company's independent and internal auditors. Management has represented to the independent auditors that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles. We have also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Company's independent auditors provided to the Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and we discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above, do not ensure, that the Company's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on our review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to our committee, we have recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB.

Marvin Smollar, Chairman
Lawrence Bernstein

AUDIT AND RELATED FEES
AUDIT FEES. The aggregate fees billed by Moore Stevens Lovelace, P.A. for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2000 were $25,000 and the aggregate fee for reviews of the condensed financial statements included in the Company's Form 10-QSB reports for fiscal 2000 were $7,200.

FINANCIAL INFORMATION AND SYSTEMS DESIGN AND IMPLEMENATION FEES. Moore Stephens Lovelace, P.A did not bill the Company for any financial information systems design and implemenation fees for fiscal 2000.

ALL OTHER FEES. Moore Stephens Lovelace, P.A. renderd tax and other assurance services, during 2000 for fees which approxiamted $12,100.

The Audit Committee has determined that the provision of services rendered related to (a) Earth Lore Ltd. assset acquision and (b) all other services performed, is compatible with Moore Stephens Lovelace, P.A.'s independence.

                          PROPOSALS TO THE SHAREHOLDERS

PROPOSAL 1.                                   ELECTION OF DIRECTORS
CURRENT NOMINEES. The two-year terms of the Class I directors will expire at the upcoming annual meeting. The Board of Directors has nominated Judith Kaplan, Lawrence Bernstein and Marvin Smollar for reelection as Class I Directors. Ms. Kaplan, Mr. Bernstein and Mr. Smollar are currently serving as Class I directors. If they are re-elected, they will continue to serve as Class I directors with terms to expire at the annual meeting of shareholders to be held in 2003.

Should any nominee become unable or unwilling to accept a nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board. If you have properly executed and returned a proxy and a substitute nominee is selected, the holders of the proxy will vote your shares FOR the election of the substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

In accordance with the Company's Bylaws, directors are elected by a plurality of the votes of the shares represented and entitled to vote at the meeting. That means the three nominees will be elected if they receive more affirmative votes that any other nominees.

CONTINUING DIRECTORS. The Company's Board of Directors is separated into two classes, and the directors of each class are elected to serve for two-year terms. The terms of the Class I directors expire at the annual meeting of stockholders to be held in 2003, and the terms of the Class II directors expire at the annual meeting of stockholders to be held in 2002. The following is a list of the persons will constitute the Company's Board of Directors following the meeting, assuming election of the nominees named above, and their ages, director class designation and current committee assignments.

       NAME                           AGE      CLASS             COMMITTEES            EXPIRATION
       ----                           ---      -----             ----------            ----------
       Ronald S. Kaplan               35        II               Nominating              2002
       Lawrence Bernstein             58         I           Nominating (Chair),         2003
                                                                  Audit
       Ronald Tuchman                 64        II                                       2002
       Marvin Smollar                 55         I              Audit (Chair)            2003
       Judith H. Kaplan               62         I                                       2003

VOTE REQUIRED AND RECOMMENDATION. The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker nonvote will have no effect on the outcome.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE THREE NOMINEES.

                                  OTHER MATTERS
As of the date of this Proxy Statement, there are no other matters to be brought before the Meeting. Should any other matters come before the Meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

                              SHAREHOLDER PROPOSALS
Any proposal by a shareholder of the Company intended to be presented for consideration at the 2001 Annual Meeting of Shareholders must be received by the Company at its corporate offices no later than December 10, 2001. Article XVII of the Company's Bylaws provides that all shareholder proposals must contain certain information regarding the shareholder, including the shareholder's name and address, the names of any person nominated by the shareholder as a director, any arrangement between the shareholder and such nominee, and any other information regarding the matter of business proposed by the shareholder that would be required in a proxy statement filed under the proxy rules of the Securities and Exchange Commission.

                         INDEPENDENT PUBLIC ACCOUNTANTS
Moore Stephens Lovelace, P.A., acted as the principal accountants for the Company for the fiscal year most recently completed. It is anticipated that Moore Stephens Lovelace, P.A. will be selected by the Audit Committee as the Company's principal accountant for the current year. The Company expects representatives of Moore Stephens Lovelace, P.A. to be present at the Meeting. It is also expected that a Moore Stephens Lovelace representative will serve as the Inspector of Elections.

                            EXPENSES OF SOLICITATION
The cost of this solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and the charges and expense of brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegraph by directors, officers or employees of the Company, who will receive no additional compensation for such services.

         SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING. SHAREHOLDERS PRESENT AT THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Dated:   April 20, 2001

                                                                     APPENDIX A

                       ACTION PRODUCTS INTERNATIONAL, INC.
                               BOARD OF DIRECTORS
                    CHARTER AND POWERS OF THE AUDIT COMMITTEE

RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors (the "Audit Committee") shall be:

     o Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company:

     o Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company

     o Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company Policy:

RESOLVED, THAT the Audit Committee shall have the following specific powers and duties;

     1. Holding regular meetings in person or telephonically, one hour before Board of Directors Meeting held four times a year, and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants:

     2.   Creating an agenda for the ensuring year:

     3. Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants: such reviews to include, but not limited to letter from the controller and CFO. Audit Committee to develop a list of criteria for the auditor and a questionnaire to use for the review. Every three years, the Audit Committee will send a request for proposal "RFP" to current and other independent auditors.

     4. Conferring with the independent accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries: reviewing and approving the independent accountants' annual engagement letter: reviewing the auditor's management comment letters: directing the special attention of the auditors to specific matters or authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable. The CFO to report and expand on the timelines of the work.

     5. Reviewing with management, the independent accountants and internal auditors significant risks and exposures, audit activities and significant audit findings:

     6. Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

     7. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountant's independence. The accountants should provide the Committee with a formal written statement delinating all relationships between the accountans and the Company, consistent with Independence Standards Board Standard No. 1.

     8. The Committee has a responsibility for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountant and for taking, or recommending that the full board take, appropraite action, to oversee the independence of the independent accountant.

     9. Reviewing the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extend of any significant changes in accounting principles or the application therein:

     10. Review with financial management and the independent accountants the Quarterly Report on Form 10-QSB prior to their filing or prior to the release of earnings.

     11. Reviewing the adequacy of the Company's system of internal control with the proper input of auditors and management by establishing procedures and an agenda for a meeting of the auditors, management and the Audit Committee.

     12. Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient.

     13. Providing an independent, direct communication between the Board of Directors and independent accountants:

     14. Reviewing the adequacy of internal controls and procedures related to Company travel, entertainment and other somewhat discretionary expenses and considerations such as insurance/risk management and banking relations.

     15. Reviewing with appropriate Company personnel the actions taken to ensure compliance with the Company's Code of Conduct and the results of confirmations and violations of such Code:

     16. Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts.

     17. Reviewing the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions:

     18. Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee:

     19. Maintaining minutes or other records of meetings and activities of the Audit Committee. At each meeting a Secretary will be appointed by the Audit Chair.

     20. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on theses responsibilities:

     21. Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

     22. Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

                       ACTION PRODUCTS INTERNATIONAL, INC.
                       -----------------------------------
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------
                                  MAY 25, 2001
                                  ------------

The undersigned hereby constitutes and appoints Judith H. Kaplan and Timothy L. Young the undersigned's true and lawful attorneys and proxies (with full power of substitution in each) (the "Proxy Agents"), to vote all of the shares of Action Products International, Inc. owned by the undersigned on April 6, 2001, at the Annual Meeting of Shareholders of Action Products International, Inc. to be held at the offices of the Company located at 390 North Orange Avenue, Suite 2185, Orlando, Florida 32801 on Friday, May 25, 2001, at 11:30 a.m., local time (including adjournments), with all powers that the undersigned would possess if personally present.

        THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE.
        ELECTION OF DIRECTORS - To elect three directors as follows:
        Larry Bernstein, Judith Kaplan and Marvin Smollar as Class I Directors for a two-year term.
                 [  ]  FOR ALL Nominees
                 [  ] WITHHOLD ALL Nominees
                 [  ] FOR ALL EXCEPT:

                 ------------------------------------------------
                 (To withhold authority to vote for an individual nominee, write that nominee's name in the space provided above.)

Should any other matter requiring a vote of the Shareholders arise, the above-named Proxy agents, and each of them, are authorized to vote the shares represented by this Proxy as their judgement indicates is in the best interest of Action Products International, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF ACTION PRODUCTS INTERNATIONAL, INC. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted FOR the proposal described above.

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.


--------------------------------------
Signature of Shareholder                     Dated:                    , 2001
                                                      -----------------

--------------------------------------
Signature of Joint Shareholder               Dated:                    , 2001
                                                      -----------------

         PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To Our Shareholders:

Whether or not you are able to attend our 2001 Annual Meeting of Shareholder, it is important that your shares be represented, no matter how many shares you own. Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

We look forward to receiving your voted Proxy at your earliest convenience.